UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois 60015

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (847) 643-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 18, 2016, we held our annual meeting in Lincolnshire, Illinois. A total of 1,312,673,788 shares of our Class A common stock, or 84.3% of our outstanding shares of Class A common stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 13 directors to each serve a one-year term until our 2017 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

	For	Against	Abstain	Broker Non- Votes
a. Stephen F. Bollenbach	1,115,669,471	5,246,075	1,763,104	189,995,138
b. Lewis W.K. Booth	1,102,459,930	18,444,952	1,773,768	189,995,138
c. Lois D. Juliber	1,114,521,898	6,418,271	1,738,481	189,995,138
d. Mark D. Ketchum	1,111,152,501	9,770,359	1,755,790	189,995,138
e. Jorge S. Mesquita	1,118,165,641	2,794,633	1,718,376	189,995,138
f. Joseph Neubauer	1,111,152,889	9,778,975	1,746,786	189,995,138
g. Nelson Peltz	1,104,339,894	16,632,296	1,706,460	189,995,138
h. Fredric G. Reynolds	1,117,491,361	3,432,905	1,754,384	189,995,138
i. Irene B. Rosenfeld	1,085,109,309	31,226,051	6,343,290	189,995,138
j. Christiana S. Shi	1,117,898,233	3,081,691	1,698,726	189,995,138
k. Patrick T. Siewert	1,117,910,966	2,987,384	1,780,300	189,995,138
l. Ruth J. Simmons	1,112,429,790	8,529,729	1,719,131	189,995,138
m. Jean-François M. L. van Boxmeer	1,109,199,689	11,793,165	1,685,796	189,995,138

2.	Our shareholders approved on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
1,056,623,035	59,705,620	6,349,995	189,995,138

3.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2016, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
1,299,818,446	10,023,314	2,832,028	0

4.	Our shareholders did not approve a shareholder proposal regarding a report on packaging, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
283,178,956	776,559,559	62,940,135	189,995,138

5.	Our shareholders did not approve a shareholder proposal regarding the vesting of equity awards in a change in control, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
316,740,340	799,211,865	6,726,445	189,995,138

6.	Our shareholders did not approve a shareholder proposal regarding a policy on mediation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
71,130,430	1,004,033,513	47,514,707	189,995,138

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

Date: May 18, 2016

/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary